EXHIBIT 32.2



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Burrow Mining, Inc. (the "Company") on Form 10-QSB as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Heather M.T. Ho, Treasurer, Secretary and Director of Burrow Mining, Inc., certify, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                     /s/ Heather M.T. Ho
                                    ----------------------
                                         Heather M.T. Ho
                                         Treasurer, Secretary and Director
                                         Principal Financial Officer

                                   Date: March 19, 2008